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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 9, 2003

                            RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                        1-16455              76-0655566
(State or Other Jurisdiction            (Commission          (IRS Employer
      of Incorporation)                 File Number)       Identification No.)


                     1111 LOUISIANA STREET
                        HOUSTON, TEXAS                         77002
           (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

          99.1 Press release issued by Reliant Resources, Inc. on June 9, 2003.

          99.2 Slide presentation to be given by the Chief Financial Officer of Reliant Resources, Inc. on June 10, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of a press release issued by Reliant Resources, Inc. on June 9, 2003.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the slide presentation to be used by the Chief Financial Officer of Reliant Resources, Inc. when he speaks to the public, as well as various members of the financial and investing community on June 10, 2003.


The information in this Item 9 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this Item 9 will not be incorporated by reference into any registration statement filed by Reliant Resources, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources Inc. that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Reliant Resources, Inc. or any of its affiliates.



A copy of this report has been made available on Reliant Resources, Inc.'s web site found at www.reliantresources.com in the investor relations section.


                           FORWARD-LOOKING STATEMENTS

When we make statements containing projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or when we make statements containing any other projections or estimates about our assumptions relating to these types of statements, we are making "forward-looking statements." These statements usually relate to future events and anticipated revenues , earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words . However, the absence of these words does not mean that the statements are not forward-looking. Although we believe that the expectations and the underlying assumptions reflected in our forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements are not guarantees of future performance or events. Such statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. The words are

In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

     o the application of, or changes in, the laws and regulations to which we are subject;

     o the outcome of pending lawsuits, governmental proceedings and investigations;

     o the effects of competition, including the extent and timing of the entry of additional competitors in our markets;
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     o    liquidity concerns in our markets;

     o the degree to which we successfully integrate the operations and assets of Orion Power Holdings, Inc. into our wholesale energy segment;

     o the successful and timely completion and start-up of our construction projects;

     o the timing and extent of changes in commodity prices and interest rates;

     o the availability of adequate supplies of fuel, water, and associated transportation necessary to operate our generation portfolio;

     o weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;

     o financial market conditions and our access to capital, including availability of funds in the capital markets;

     o the creditworthiness or bankruptcy or other financial distress of our counterparties;

     o    actions by rating agencies with respect to us or our competitors;

     o    acts of terrorism or war;

     o    the availability and price of insurance;

     o the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas;

     o political, legal, regulatory and economic conditions and developments in the United States and in foreign countries in which we operate, including the effects of fluctuations in foreign currency exchange rates;

     o    the successful operation of deregulating power markets; and

     o the resolution of the refusal by certain California market participants to pay our receivables balances.

Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RELIANT RESOURCES, INC.
                                                   (Registrant)



Date: June 10, 2003                          By:      /s/ Mark M. Jacobs
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                                             Mark M. Jacobs
                                             Executive Vice President and
                                             Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit
Number       Exhibit Description
-------      -------------------
99.1        Press release issued by Reliant Resources, Inc. on June 9, 2003.

99.2 Slide presentation to be given by the Chief Financial Officer of Reliant Resources, Inc. on June 10, 2003.